Pensions and other postretirement benefits (Details 13) - Change In Assumptions For Pension Plans [Member] CAD in Millions	12 Months Ended
Dec. 31, 2015 CAD
Adoption of the spot rate approach
Discount rate for current service cost under spot rate approach	4.24%
Discount rate for interest cost under the spot rate approach	3.27%
Change in accounting estimate for spot rate approach for next fiscal year	Beginning in 2016, the Company will adopt the spot rate approach to measure current service cost and interest cost for all defined benefit pension and other postretirement benefit plans on a prospective basis as a change in accounting estimate. In 2015 and in prior years, these costs were determined using the discount rate used to measure the projected benefit obligation at the beginning of the period. The spot rate approach enhances the precision to which current service cost and interest cost are measured by increasing the correlation between projected cash flows and spot discount rates corresponding to their maturity. Under the spot rate approach, individual spot discount rates along the same yield curve used in the determination of the projected benefit obligation are applied to the relevant projected cash flows at the relevant maturity. More specifically, current service cost is measured using the projected cash flows related to benefits expected to be accrued in the following year by active members of a plan and interest cost is measured using the projected cash flows making up the projected benefit obligation multiplied by the corresponding spot discount rate at each maturity. Use of the spot rate approach does not affect the measurement of the projected benefit obligation.
Net periodic benefit cost (income)	CAD 120